Exhibit 10.1

IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT,

PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:

Scott B. Rubin

JPMorgan Chase Bank – Structured Finance Services

4 New York Plaza, 6th Floor

New York, NY 10004

Tel: (212) 623-4507 / Fax: (212) 623-5930

Email: scott.b.rubin@chase.com

GreenPoint Mortgage Securities, 2003-1

Statement to Certificateholders

March 25, 2004

Distribution In Dollars

Class	Original Face Value	Beginning Principal Balance	Principal	Interest	Total	Realized Loses	Deferred Interest	Ending Principal Balance
A1	203,191,000.00	193,329,149.20	1,088,457.71	719,109.64	1,807,567.35	0.00	0.00	192,240,691.49
M1	2,820,000.00	2,816,465.54	598.28	10,476.16	11,074.44	0.00	0.00	2,815,867.26
M2	1,044,000.00	1,042,691.49	221.49	3,878.41	4,099.90	0.00	0.00	1,042,470.00
M3	835,000.00	833,953,45	177.15	3,101.98	3,279.13	0.00	0.00	833,776.30
B1	313,000.00	312,607.71	66.41	1,162.78	1,229.19	0.00	0.00	312,541.30
B2	313,000.00	312,607.71	66.41	1,162.78	1,229.19	0.00	0.00	312,541.30
B3	421,221.00	420,693.05	89.37	1,564.82	1,654.19	0.00	0.00	420,603.68
R	0.00	0.00	0.00	0.09	0.09	0.00	0.00	0.00

TOTALS	208,937,221.00	199,068,168.15	1,089,676.82	740,456.66	1,830,133.48	0.00	0.00	197,978,491.33

Factor Information Per $1000 Of Original Face							Pass-Through Rates
Class	Cusip	Beginning Principal	Principal	Interest	Total	Ending Principal	Class	Current Pass Thru Rate

A1	395387AA1	951.46512001	5.35682048	3.53908214	8.89590262	946.10829953	A1	4.463536%
M1	395387AB9	998.74664539	0.21215603	3.71495035	3.92710638	998.53448936	M1	4.463536%
M2	395387AC7	998.74663793	0.21215517	3.71495211	3.92710728	998.3448276	M2	4.463536%
M3	395387AD5	998.74664671	0.21215569	3.7149611	3.92710180	998.53449102	M3	4.463536%
B1	395387AE3	998.74667732	0.21217252	3.71495208	3.92712460	998.53450479	B1	4.463536%
B2	395387AF0	998.74667732	0.21217252	3.71495208	3.92712460	998.53450479	B2	4.463536%
B3	395387AG8	998.74661995	0.21216891	3.71496198	3.92713089	998.53445104	B3	4.463536%

TOTALS		952.76546322	5.21533126	3.54391935	8.75925061	947.55013196

Available Funds	1,830,133.47

Scheduled Principal Payments	42,286.83
Principal Prepayments	1,047,389.98
Repurchase Principal	0.00
Substitution Amounts	0.00
Net Liquidation Proceeds	0.00
Insurance Proceeds	0.00
Other Principal	0.00

Gross Interest	783,753.99

Master Servicing Fees	41,472.54
Trustee Fees	1,824.79

Current Monthly Advances	39,202.86

Beginning Number of Loans Outstanding	474
Beginning Aggregate Loan Balance	199,068,168.95

Ending Number of Loans Outstanding	472
Ending Aggregate Loan Balance	197,978,492.14

Delinquent Mortgage Loans

Group Totals

Category	Number	Principal Balance	Percentage
1 Month	1	174,139.44	0.09%
2 Month	0	0.00	0.00%
3 Month	1	1,350,000.00	0.68%
Total	2	1,524,139.44	0.77%

*	Delinquent Bankruptcies are included in the table above.

Bankruptcies

Group Totals

Number	Principal Balance	Percentage
0	0.00	0.00%

*	Only Current Bankruptcies are reflected in the table above.

Foreclosures

Group Totals

Number	Principal Balance	Percentage
0	0.00	0.00%

REO Properties

Group Totals

Number	Principal Balance	Percentage
0	0.00	0.00%

Book Value of REO Properties	0.00

Current Realized Losses	0.00
Cumulative Realized Losses	0.00

Special Hazard Loss Coverage Amount	3,739,038.08
Bankruptcy Coverage Amount	100,000.00
Fraud Loss Coverage Amount	2,008,937.00

Senior Percentage (for next Distribution Date)	97.101806%
Subordinate Percentage (for next Distribution Date)	2.898194%

Senior Prepayment Percentage (for next Distribution Date)	100.000000%
Subordinate Prepayment Percentage (for next Distribution Date)	0.000000%